UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America           Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2013

Date of reporting period: 10/31/2013

Item 1	– Report to Stockholders

OCTOBER 31, 2013

ANNUAL REPORT

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2013	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2013, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•	Country allocation detracted from performance. In particular, the Fund’s overweight positions in Brazil and Indonesia, and underweight positions in Taiwan and South Korea hampered returns. Investments in Brazil and Indonesia were impacted by weak currencies in the second half of the period on concerns over the impact of the US Federal Reserve’s tapering of its asset purchase program on countries such as Brazil and Indonesia that possess large current account deficits.

•	Conversely, stock selection had a positive effect on returns. Macau casino operator Sands China Ltd. exhibited strong sales growth and its shares jumped 95%. Russian internet search engine Yandex NV reported strong revenues and increased advertising, and its shares rose 47%. Panamanian airline Copa Holdings SA continued expanding its fleet and reported revenue growth, and its shares climbed 65%. Sector allocation was also positive, particularly overweight positions in information technology (“IT”) and consumer discretionary.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s main focus was on bottom-up stock selection. The Fund added exposure to Brazilian miner, Vale SA, due to a positive outlook for iron ore demand, and Brazilian bank, Itau Unibanco Holdings SA — ADR on declining bad debts and increasing margins. The Fund made a new investment in Yandex NV, which is the leading search engine in Russia and is well placed to benefit from the growth in the country’s internet advertising space. The Fund sold telecom operator China Mobile Ltd. and reduced its weighting in Taiwanese technology company HON HAI Precision Industry Co. Ltd. Overall, exposure was added to South Korea, and to China to move to an overweight position. Indonesia exposure was reduced to move to an underweight position and Thailand was reduced to neutral. Reductions to exposure in Indonesia reflect reduced expectations for Indonesian economic growth. The Fund added to exposure to materials, reducing its underweight position in the sector and added to consumer discretionary, increasing its overweight position. The Fund moved further underweight in energy and telecommunication services via reductions.

Describe portfolio positioning at period end.

•	Relative to the MSCI Emerging Markets Index, the Fund ended the period with an overweight in select IT companies with strong competitive positions. The Fund is underweight in energy given the impact of increasing supply from new sources, such as US shale development.

•	From a geographic perspective, the Fund is overweight in Brazil, which appears to be benefiting from increased infrastructure expenditure as the nation prepares to host the World Cup tournaments in 2014 and the Olympics in 2016. The Fund is underweight in South Africa, where social unrest remains a factor and economic activity has been slowing.

•	As of period end, the focus of the Fund remained on bottom-up stock selection. At current market levels, there is a wide range of attractive opportunities. This is reflected by holdings in the Fund that appear to have substantially faster growth than the market and only a small valuation premium compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Itau Unibanco Holdings SA – ADR	4%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	4
Samsung Electronics Co. Ltd.	4
Bank of China Ltd. Class H	3
Vale SA	3
Shinhan Financial Group Co. Ltd.	2
Sberbank – ADR	2
CNOOC Ltd.	2
Sands China Ltd.	2
AIA Group Ltd.	2

Geographic Allocation	Percent of Long-Term Investments

Brazil	16%
China	15
South Korea	12
Taiwan	9
Hong Kong	7
India	6
Russia	6
Mexico	5
United States	4
Thailand	2
Switzerland	2
Turkey	2
South Africa	2
Other[1]	12

[1]	Other includes a 1% holding or less in each of the following countries: Chile, Cyprus, Indonesia, Ireland, Italy, Malaysia, Netherlands, Panama, Peru, Philippines, Poland and Portugal.

4	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests at least 80% of its total assets in equity securities of issuers located in countries with developing capital markets.

[3]	This free float-adjusted market capitalization weighted index is designed to measure equity market performance of emerging markets.

Performance Summary for the Period Ended October 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.66)%	5.67%	N/A	15.53%	N/A	11.59%	N/A
Investor A	(1.82)	5.30	(0.24)%	15.16	13.92%	11.25	10.66%
Investor B	(2.28)	4.25	(0.26)	14.10	13.86	10.53	10.53
Investor C	(2.23)	4.45	3.45	14.20	14.20	10.36	10.36
MSCI Emerging Markets Index	1.18	6.53	N/A	15.39	N/A	12.41	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$983.40	$6.55	$1,000.00	$1,018.60	$6.67	1.31%
Investor A	$1,000.00	$981.80	$8.09	$1,000.00	$1,017.04	$8.24	1.62%
Investor B	$1,000.00	$977.20	$12.81	$1,000.00	$1,012.25	$13.03	2.57%
Investor C	$1,000.00	$977.70	$12.31	$1,000.00	$1,012.75	$12.53	2.47%

[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	OCTOBER 31, 2013	5

Fund Summary as of October 31, 2013	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2013, the Fund underperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

•	Relative to the benchmark index, the Fund’s underweight position in Mexico hindered returns. Mexico was the best performing country in the region in the first half of the period on the back of positive news around the nation’s reform agenda. However, the Fund remained underweight in Mexico given expensive valuations relative to Brazilian stocks and disappointing gross domestic product and earnings growth. Also detracting from relative performance was the Fund’s non-benchmark position in the Canadian-listed Colombian oil company Pacific Rubiales Energy Corp.

•	Contributing positively to performance was the Fund’s overweight position to Panama and underweight position in Chile. Stock selection in Peru also had a positive impact on relative returns. An underweight position and stock selection in Colombia added to results, as did stock selection in Brazil.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased exposure to Peru and Brazil, while reducing exposure to Chile. At the sector level, the Fund increased exposure to financials, particularly in select banks and insurance stocks. The Fund also added to consumer discretionary stocks, especially in education, retailers and media. Conversely, the Fund reduced exposure to telecommunication services in Mexico and Chile as well as utility stocks in Brazil.

Describe portfolio positioning at period end.

•	As of period end, the Fund continued to maintain its largest overweight position in Brazil as this market offered the more compelling stock-specific stories in the region at relatively attractive valuation levels. Brazilian companies delivered good earnings reports in the third quarter of 2013, employment figures remained stable and annual wage negotiations indicated another year of a small real increase in wages. In this environment, the Fund favored companies that were positioned to benefit from a domestic recovery, especially banks, education and select retailers.

•	Elsewhere, the Fund was underweight in Mexico, where the economic recovery story was pushed back into early 2014. Fiscal reform was modest at best and discussions around political and energy reform are at risk for being extended into 2014. These conditions are not supportive of Mexico’s high valuation levels. The Fund also maintained a large underweight position in Chile ahead of the nation’s presidential election in November. Fund management continued to look for opportunities to increase exposure to Peru and Colombia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Itau Unibanco Holdings SA, Preference Shares – ADR	9%
Vale SA, Preference ‘A’ Shares – ADR	7
Petroleo Brasileiro SA – ADR	7
Grupo Televisa SA – ADR	4
BB Seguridade Participacoes SA	4
Cemex SAB de CV	3
America Movil, SAB de CV	3
Banco Bradesco SA – ADR	3
Fomento Economico Mexicano SAB de CV – ADR	3
BRF - Brasil Foods SA – ADR	3

Geographic Allocation	Percent of Long-Term Investments

Brazil	66%
Mexico	24
Peru	4
Chile	3
Colombia	2
Panama	1

6	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including Investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund will invest at least 80% of its total assets in Latin American securities.

[3]	This free float-adjusted market capitalization weighted index is designed to measure the equity market performance of emerging markets in Latin America.

Performance Summary for the Period Ended October 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.76)%	(3.01)%	N/A	14.29%	N/A	17.30%	N/A
Investor A	(9.89)	(3.27)	(8.35)	13.98	12.76%	16.99	16.36%
Investor B	(10.28)	(4.12)	(8.42)	12.97	12.73	16.22	16.22
Investor C	(10.25)	(4.05)	(5.00)	13.06	13.06	16.07	16.07
MSCI Emerging Markets Latin America Index	(7.57)	(2.66)	N/A	12.91	N/A	16.96	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$902.40	$5.85	$1,000.00	$1,019.06	$6.21	1.22%
Investor A	$1,000.00	$901.10	$7.19	$1,000.00	$1,017.64	$7.63	1.50%
Investor B	$1,000.00	$897.20	$11.29	$1,000.00	$1,013.31	$11.98	2.36%
Investor C	$1,000.00	$897.50	$11.00	$1,000.00	$1,013.61	$11.67	2.30%

[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	OCTOBER 31, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•	Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders or for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on pages 5 and 7 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	OCTOBER 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	9

Schedule of Investments October 31, 2013	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 15.6%
BB Seguridade Participacoes SA	716,778	$7,829,461
BR Malls Participacoes SA	391,274	3,790,128
BRF SA	276,675	6,496,342
CCR SA	941,556	7,830,188
Cyrela Brazil Realty SA	449,165	3,358,412
Embraer SA	344,708	2,515,836
Itau Unibanco Holding SA, Preference Shares — ADR	1,378,504	21,242,747
Kroton Educacional SA	225,500	3,331,868
Localiza Rent a Car SA	287,425	4,683,069
Mills Estruturas e Servicos de Engenharia SA	406,277	5,640,217
Vale SA	917,838	14,581,669

		81,299,937
Chile — 0.8%
SACI Falabella	438,191	4,360,781
China — 14.0%
Anhui Conch Cement Co. Ltd., Class H	2,049,500	7,152,285
Bank of China Ltd., Class H	34,972,200	16,420,018
China Galaxy Securities Co. Ltd., Class H (a)	8,663,400	5,897,741
China Huishan Dairy Holdings Co., Ltd. (a)	18,041,500	7,167,267
China Railway Construction Corp., Class H	5,207,500	5,711,674
CNOOC Ltd.	5,176,000	10,527,836
CNOOC Ltd. — ADR	22,935	4,639,980
Jiangxi Copper Co. Ltd., Class H	1,008,455	1,933,407
PetroChina Co. Ltd., Class H	3,492,000	3,976,622
Tencent Holdings Ltd.	104,462	5,696,356
Want Want China Holdings Ltd. (b)	2,640,000	4,059,227

		73,182,413
Cyprus — 1.2%
Eurasia Drilling Co. Ltd. — GDR	145,235	6,150,702
Hong Kong — 7.7%
AIA Group Ltd.	1,904,800	9,672,250
China Merchants Holdings International Co. Ltd.	820,000	2,906,891
China Overseas Land & Investment Ltd. (b)	1,792,000	5,553,446
ENN Energy Holdings Ltd.	886,000	5,253,001
Haier Electronics Group Co. Ltd.	2,908,000	6,207,456
Melco Crown Entertainment Ltd. — ADR (a)	20,100	666,516
Sands China Ltd.	1,368,000	9,726,602

		39,986,162
India — 5.8%
Dr Reddy’s Laboratories Ltd. — ADR	206,031	8,169,129
ICICI Bank Ltd. — ADR	171,776	6,410,680
ITC Ltd.	1,152,314	6,271,900
Tata Motors Ltd. — ADR	299,554	9,382,031

		30,233,740

Common Stocks	Shares	Value
Indonesia — 0.6%
Indocement Tunggal Prakarsa Tbk PT	1,814,000	$3,361,715
Ireland — 1.4%
Dragon Oil PLC	782,932	7,413,058
Italy — 1.1%
Prada SpA	570,000	5,561,291
Malaysia — 0.6%
Malayan Banking Bhd	1,013,100	3,140,224
Mexico — 4.8%
Cemex SAB de CV (a)(b)	7,009,754	7,457,157
Fomento Economico Mexicano SAB de CV — ADR	52,131	4,863,822
Grupo Financiero Banorte SAB de CV, Series O	893,086	5,700,527
Grupo Televisa SA — ADR	234,232	7,130,022

		25,151,528
Netherlands — 1.1%
Yandex NV (a)	158,522	5,843,121
Panama — 1.3%
Copa Holdings SA, Class A	44,791	6,698,046
Peru — 1.4%
Credicorp Ltd.	53,021	7,242,669
Philippines — 0.9%
Philippine Long Distance Telephone Co.	72,895	4,837,165
Poland — 1.0%
Powszechna Kasa Oszczednosci Bank Polski SA	394,368	5,224,171
Portugal — 1.0%
Jeronimo Martins SGPS SA	268,768	4,949,773
Russia — 5.5%
Magnit OJSC — GDR	88,373	5,675,325
Mail.ru Group Ltd. — GDR	140,345	5,175,924
NovaTek OAO — GDR	47,413	6,648,730
Sberbank of Russia — ADR	861,159	10,981,824

		28,481,803
South Africa — 1.5%
Shoprite Holdings Ltd.	439,056	8,040,259
South Korea — 10.6%
Hyundai Motor Co.	39,466	9,402,531
LG Household & Health Care Ltd.	10,124	5,262,762
Samsung Electronics Co. Ltd.	14,984	20,663,811
Samsung Electronics Co. Ltd., Preference Shares	1,621	1,562,593
Samsung Heavy Industries Co. Ltd.	144,650	5,303,931
SK Hynix, Inc. (a)	262,470	7,897,956
SK Telecom Co., Ltd.	25,086	5,466,747

		55,560,331

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	PLN	Polish Zloty
	BRL	Brazilian Real	THB	Thai Baht
	GDR	Global Depositary Receipts	TRY	Turkish Lira
	HKD	Hong Kong Dollar	USD	US Dollar
	MXN	Mexican New Peso	ZAR	South African Rand
	NVDR	Non-voting Depository Receipts

See Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Taiwan — 9.1%
Delta Electronics, Inc.		891,000	$4,633,622
Hermes Microvision, Inc.		131,903	4,314,825
Hon Hai Precision Industry Co. Ltd.		2,319,699	5,897,356
Mega Financial Holding Co. Ltd.		7,351,000	6,365,146
Radiant Opto-Electronics Corp.		1,395,000	5,220,084
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR		1,140,116	20,989,535

			47,420,568
Thailand — 2.3%
Advanced Info Service PCL		547,200	4,483,084
Kasikornbank PCL — NVDR		590,300	3,615,978
Siam Cement PCL — NVDR		287,600	3,949,422

			12,048,484
Turkey — 1.8%
Koza Altin Isletmeleri AS		327,582	5,794,670
Turkiye Garanti Bankasi AS		961,532	3,855,580

			9,650,250
United States — 3.3%
Cognizant Technology Solutions Corp., Class A (a)		93,196	8,101,528
First Cash Financial Services, Inc. (a)		72,943	4,412,322
Samsonite International SA		1,753,500	4,793,103

			17,306,953
Total Common Stocks — 94.4%			493,145,144

Participation Notes	Par (000)
South Korea — 0.7%
LG Chem Ltd. (Deutsche Bank London due 12/04/17) (a)	USD	12	3,462,658
Switzerland — 2.1%
UBS AG (Shinhan Financial Group Co. Ltd., due 2/22/16) (a)		251,627	10,989,356
Total Participation Notes — 2.8%			14,452,014
Rights		Shares	Value
Taiwan — 0.0%
Mega Financial Holding Co. Ltd. (Expires 12/06/13) (a)		6,504,000	$68,725
Total Long-Term Investments (Cost — $433,119,378) — 97.2%			507,665,883

Short-Term Securities
Money Market Funds — 2.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)		12,203,141	12,203,141

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	USD	2,486	2,485,950
Total Money Market Funds — 2.8%			14,689,091

Time Deposits — 0.1%	Par (000)
Brown Brothers Harriman & Co., 0.01%, 11/01/13	HKD	809	104,302
Wells Fargo Bank, San Francisco 0.04%, 11/01/13	USD	620	620,341

			724,643
Total Short-Term Securities (Cost — $15,413,734) — 2.9%			15,413,734
Total Investments (Cost — $448,533,112) — 100.1%			523,079,617
Liabilities in Excess of Other Assets — (0.1)%			(468,540)

Net Assets — 100.0%			$522,611,077

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,893,760	(690,619)	12,203,141	$11,158
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,485,950	$2,485,950	$3,316

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	11

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	603,941	USD	276,302	Brown Brothers Harriman & Co.	11/01/13	$(6,710)
BRL	200,987	USD	91,796	Brown Brothers Harriman & Co.	11/01/13	(2,078)
BRL	785,322	USD	358,676	Brown Brothers Harriman & Co.	11/01/13	(8,118)
BRL	1,013,816	USD	463,819	Brown Brothers Harriman & Co.	11/01/13	(11,263)
TRY	1,069,982	USD	539,034	JP Morgan Chase Bank N.A.	11/01/13	(3,038)
USD	266,821	BRL	583,217	Brown Brothers Harriman & Co.	11/01/13	6,479
USD	18,142	BRL	39,656	Brown Brothers Harriman & Co.	11/01/13	441
USD	483,480	BRL	1,056,792	Brown Brothers Harriman & Co.	11/01/13	11,741
USD	413,823	BRL	906,066	Brown Brothers Harriman & Co.	11/01/13	9,366
USD	1,208,468	HKD	9,369,494	Citibank N.A.	11/01/13	(31)
HKD	105,587,273	USD	13,619,068	JP Morgan Chase Bank N.A.	11/04/13	(176)
THB	23,716,966	USD	762,481	Brown Brothers Harriman & Co.	11/04/13	(490)
TRY	2,239,863	USD	1,122,980	Deutsche Bank Securities, Inc.	11/04/13	(944)
USD	271,876	BRL	602,478	Brown Brothers Harriman & Co.	11/04/13	2,937
USD	41,460	BRL	91,876	Brown Brothers Harriman & Co.	11/04/13	448
USD	242,502	BRL	533,384	Brown Brothers Harriman & Co.	11/04/13	4,406
USD	104,298	HKD	808,647	BNP Paribas Securities Corp.	11/04/13	(3)
USD	11,951	MXN	155,114	BNP Paribas Securities Corp.	11/04/13	62
BRL	996,070	USD	448,620	Brown Brothers Harriman & Co.	11/05/13	(3,985)
BRL	1,990,493	USD	896,497	Brown Brothers Harriman & Co.	11/05/13	(7,964)
BRL	683,699	USD	307,931	Brown Brothers Harriman & Co.	11/05/13	(2,735)
BRL	2,150,456	USD	968,543	Brown Brothers Harriman & Co.	11/05/13	(8,604)
BRL	1,675,938	USD	754,825	Brown Brothers Harriman & Co.	11/05/13	(6,705)
BRL	1,310,987	USD	590,455	Brown Brothers Harriman & Co.	11/05/13	(5,245)
BRL	3,717,619	USD	1,674,377	Brown Brothers Harriman & Co.	11/05/13	(14,874)
BRL	1,202,656	USD	541,664	Brown Brothers Harriman & Co.	11/05/13	(4,812)
BRL	866,100	USD	390,083	Brown Brothers Harriman & Co.	11/05/13	(3,465)
BRL	1,434,899	USD	640,637	Brown Brothers Harriman & Co.	11/05/13	(114)
USD	481,391	BRL	1,078,219	Brown Brothers Harriman & Co.	11/05/13	86
USD	538,785	BRL	1,206,771	Brown Brothers Harriman & Co.	11/05/13	96
PLN	1,855,308	USD	602,725	Deutsche Bank Securities, Inc.	11/06/13	(421)
ZAR	9,307,960	USD	928,233	Deutsche Bank Securities, Inc.	11/07/13	(1,030)
Total						$(56,743)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks:
Brazil	$81,299,937	—	—	$81,299,937
Chile	4,360,781	—	—	4,360,781
China	11,807,247	$61,375,166	—	73,182,413
Cyprus	6,150,702	—	—	6,150,702
Hong Kong	666,516	39,319,646	—	39,986,162
India	23,961,840	6,271,900	—	30,233,740
Indonesia	—	3,361,715	—	3,361,715
Ireland	—	7,413,058	—	7,413,058
Italy	—	5,561,291	—	5,561,291
Malaysia	—	3,140,224	—	3,140,224
Mexico	25,151,528	—	—	25,151,528
Netherlands	5,843,121	—	—	5,843,121
Panama	6,698,046	—	—	6,698,046
Peru	7,242,669	—	—	7,242,669
Philippines	—	4,837,165	—	4,837,165
Poland	—	5,224,171	—	5,224,171
Portugal	—	4,949,773	—	4,949,773
Russia	5,175,924	23,305,879	—	28,481,803
South Africa	—	8,040,259	—	8,040,259
South Korea	—	55,560,331	—	55,560,331
Taiwan	20,989,535	26,431,033	—	47,420,568
Thailand	4,483,084	7,565,400	—	12,048,484
Turkey	—	9,650,250	—	9,650,250
United States	12,513,850	4,793,103	—	17,306,953
Participation Notes	—	—	$14,452,014	14,452,014
Rights	—	—	68,725	68,725
Short-Term Securities:
Money Market Funds	12,203,141	2,485,950	—	14,689,091
Time Deposits	—	724,643	—	724,643

Total	$228,547,921	$280,010,957	$14,520,739	$523,079,617

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$36,062	—	—	$36,062
Liabilities:
Foreign currency exchange contracts	(92,805)	—	—	(92,805)

Total	$(56,743)	—	—	$(56,743)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,669,136	—	—	$1,669,136
Liabilities:
Collateral on securities loaned at value	—	$(2,485,950)	—	(2,485,950)

Total	$1,669,136	$(2,485,950)	—	$(816,814)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	13

Schedule of Investments (concluded)	BlackRock Emerging Markets Fund, Inc.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Participation Notes	Rights	Total
Assets:
Opening Balance, as of October 31, 2012	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	$(21,015)	—	$(21,015)
Net change in unrealized appreciation/depreciation[1]	1,199,100	$68,725	1,267,825
Purchases	13,495,475	—	13,495,475
Sales	(221,546)	—	(221,546)

Closing Balance, as of October 31, 2013	$14,452,014	$68,725	$14,520,739

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $1,267,825.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Brazil — 61.7%
Arezzo Industria e Comercio SA		3,000	$44,862
Autometal SA		194,000	1,524,150
Banco Bradesco SA — ADR		947,000	13,655,740
BB Seguridade Participacoes SA		1,510,000	16,493,929
BM&FBovespa SA		2,212,000	12,471,012
BR Malls Participacoes SA		473,000	4,581,778
BR Properties SA		673,000	5,707,972
BRF SA — ADR		568,000	13,308,240
CCR SA		1,370,000	11,393,224
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares		184,000	9,125,257
Cia de Bebidas das Americas, Preference Share — ADR (a)		344,000	12,796,800
Cosan Ltd., Class A (b)		80,000	1,260,800
Cosan SA Industria e Comercio		93,000	1,864,816
Cyrela Brazil Realty SA		438,000	3,274,931
Estacio Participacoes SA		229,000	1,768,458
Even Construtora e Incorporadora SA		588,000	2,191,679
Fibria Celulose SA (a)		95,000	1,231,921
Fibria Celulose SA — Sponsored ADR (a)(b)		67,000	874,350
Hypermarcas SA		717,000	6,257,187
Iguatemi Empresa de Shopping Centers SA		202,000	2,321,891
Iochpe-Maxion SA		204,000	2,494,224
Itau Unibanco Holding SA — ADR		2,342,000	36,090,220
Klabin SA, Preference Shares		812,000	4,313,365
Kroton Educacional SA		807,000	11,923,801
Localiza Rent a Car SA		200,976	3,274,540
Lojas Renner SA		7,000	210,919
LPS Brasil Consultoria de Imoveis SA		186,000	1,302,714
Marcopolo SA, Preference Shares		1,310,000	3,379,966
Mills Estruturas e Servicos de Engenharia SA		150,000	2,082,403
Petroleo Brasileiro SA — ADR		1,620,000	28,711,100
QGEP Participacoes SA		433,000	2,097,158
T4F Entretenimento SA (a)		384,000	934,202
Transmissora Alianca de Energia Eletrica SA		150,000	1,456,343
Ultrapar Participacoes SA		364,000	9,700,384
Ultrapar Participacoes SA — Sponsored ADR		48,000	1,278,240
Vale SA, Preference Shares — ADR		2,043,000	29,909,520

			261,308,096
Chile — 2.9%
Banco Santander Chile — ADR		159,000	3,905,040
SACI Falabella		842,000	8,379,400

			12,284,440
Colombia — 1.5%
Cemex Latam Holdings SA (a)		309,000	2,364,425
Pacific Rubiales Energy Corp.		198,000	4,096,159

			6,460,584
Mexico — 24.0%
Alfa SAB de CV, Series A		2,805,000	7,692,265
Alpek SA de CV		882,000	1,913,769
America Movil SAB de CV, Series L — ADR		648,000	13,873,680
Cemex SAB de CV — ADR (a)		1,330,000	14,071,400
Concentradora Fibra Hotelera Mexicana SA de CV (b)		683,000	1,042,251
Fibra Uno Administracion SA de CV		2,097,000	6,522,161
Fomento Economico Mexicano SAB de CV — ADR		145,000	13,528,500
Genomma Lab Internacional SAB de CV, Series B (a)(b)		664,772	1,771,570
Grupo Financiero Banorte SAB de CV, Series O		1,694,000	10,812,724
Common Stocks		Shares	Value
Mexico (concluded)
Grupo Financiero Santander Mexico SAB de CV — ADR, Series B		369,000	$5,213,970
Grupo Sanborns SA de CV		1,201,000	2,489,954
Grupo Televisa SA — ADR		608,000	18,507,520
Wal-Mart de Mexico SA de CV, Series V		1,644,000	4,274,041

			101,713,805
Panama — 1.4%
Copa Holdings SA, Class A		39,000	5,832,060
Peru — 3.9%
Credicorp Ltd.		70,000	9,562,000
Grana y Montero SA — ADR (a)		120,000	2,599,200
Southern Copper Corp.		154,000	4,304,300

			16,465,500
Total Common Stocks — 95.4%			404,064,485

Corporate Bonds	Par (000)
Brazil — 0.3%
Hypermarcas SA:
3.00%, 10/15/15	BRL	1,648	883,708
11.30%, 10/15/18		1,373	511,755
Lupatech SA, Series 1, 6.50%, 4/15/18 (c)(d)		2,128	99,741
Total Corporate Bonds — 0.3%			1,495,204

Participation Notes
Brazil — 3.6%
Merrill Lynch International:
(Arezzo Industria e Comercio SA), due 4/30/14	USD	50	747,701
(Cosan SA Industria e Comercio), due 5/16/14		85	1,704,401
(Localiza Rent a Car SA), due 5/08/14		75	1,221,989
(Lojas Renner SA), due 4/16/14		40	1,205,250
(LPS Brasil Consultoria de Imoveis SA), due 8/13/14		300	2,101,151
(Transmissora Alianca de Energia Eletrica SA), due 7/02/14		75	728,172
Morgan Stanley BV:
(Arezzo Industria e Comercio SA), due 3/02/15		100	1,614,010
(Cosan SA Industria e Comercio), due 2/05/15		153	3,139,453
(Lojas Renner SA), due 2/25/14		50	1,729,155
(Lojas Renner SA), due 7/22/15		33	1,122,544
Total Participation Notes — 3.6%			15,313,826

Warrants (e)		Shares
Brazil — 0.0%
Hypermarcas SA (Expires 10/15/15)		1,644	—
Total Long-Term Investments (Cost — $329,582,951) — 99.3%			420,873,515

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	15

Schedule of Investments (continued)	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Short-Term Securities		Shares	Value
Money Market Funds — 1.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)		1,907,527	$1,907,527

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (f)(g)(h)	USD	3,075	3,075,150
Total Money Market Funds — 1.2%			4,982,677
Time Deposits — 0.0%
Brown Brothers Harriman & Co., 0.04%, 11/01/13	USD	8	$7,655
Total Short-Term Securities (Cost — $4,990,332) — 1.2%			4,990,332
Total Investments (Cost — $334,573,283) — 100.5%			425,863,847
Liabilities in Excess of Other Assets — (0.5)%			(2,307,756)

Net Assets — 100.0%			$423,556,091

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the Warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,263,188	(2,355,661)	1,907,527	$3,126
BlackRock Liquidity Series, LLC, Money Market Series	$11,970,000	$(8,894,850)	$3,075,150	$40,862

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
BRL	6,304	USD	2,886	Brown Brothers Harriman & Co.	11/01/13	$(72)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Latin America Fund, Inc.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks:
Brazil	$261,308,096	—	—	$261,308,096
Chile	12,284,440	—	—	12,284,440
Colombia	4,096,159	—	—	4,096,159
Mexico	101,713,805	—	—	101,713,805
Panama	5,832,060	—	—	5,832,060
Peru	16,465,500	—	—	16,465,500
Spain	2,364,425	—	—	2,364,425
Corporate Bonds	—	—	$1,495,204	1,495,204
Participation Notes	—	$7,708,664	7,605,162	15,313,826
Short-Term Securities:
Money Market Funds	1,907,527	3,075,150	—	4,982,677
Time Deposits	—	7,655	—	7,655

Total	$405,972,012	$10,791,469	$9,100,366	$425,863,847

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(72)	—	—	$(72)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$922,873	—	—	$922,873
Liabilities:
Collateral on securities loaned at value	—	$(3,075,150)	—	(3,075,150)

Total	$922,873	$(3,075,150)	—	$(2,152,277)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Participation Notes	Total
Assets:
Opening Balance, as of October 31, 2012	$2,809,770	$13,139,589	$15,949,359
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	(288)	—	(288)
Net realized gain (loss)	(32,857)	604,020	571,163
Net change in unrealized appreciation/depreciation[2]	(1,146,683)	(3,854,471)	(5,001,154)
Purchases	—	5,618,332	5,618,332
Sales	(134,738)	(7,902,308)	(8,037,046)

Closing Balance, as of October 31, 2013	$1,495,204	$7,605,162	$9,100,366

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations . The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $(2,390,800).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	17

Statements of Assets and Liabilities

October 31, 2013	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$508,390,526	$420,881,170
Investments at value — affiliated[3]	14,689,091	4,982,677
Capital shares sold receivable	55,940,567	352,592
Investments sold receivable	5,512,091	295,102
Foreign currency at value[4]	1,669,136	922,873
Dividends receivable	129,891	850,340
Unrealized appreciation on foreign currency exchange contracts	36,062	—
Interest receivable	—	3,633
Securities lending income receivable — affiliated	—	3,100
Prepaid expenses	54,925	36,983

Total assets	586,422,289	428,328,470

Liabilities
Collateral on securities loaned at value	2,485,950	3,075,150
Investments purchased payable	59,097,226	2,814
Capital shares redeemed payable	1,252,385	782,878
Investment advisory fees payable	392,990	361,184
Service and distribution fees payable	146,747	117,118
Unrealized depreciation on foreign currency exchange contracts	92,805	72
Foreign capital gain tax payable	—	19,080
Officer’s and Directors’ fees payable	3,535	5,118
Other affiliates payable	34	770
Other accrued expenses payable	339,540	408,195

Total liabilities	63,811,212	4,772,379

Net Assets	$522,611,077	$423,556,091

Net Assets Consist of
Paid-in capital	$492,750,739	$393,382,229
Undistributed net investment income	1,868,157	1,738,736
Accumulated net realized loss	(46,499,323)	(62,716,973)
Net unrealized appreciation/depreciation	74,491,504	91,152,099

Net Assets	$522,611,077	$423,556,091

[1] Investments at cost — unaffiliated	$433,844,021	$329,590,606
[2] Securities loaned at value	$2,317,540	$2,909,080
[3] Investments at cost — affiliated	$14,689,091	$4,982,677
[4] Foreign currency at cost	$1,668,624	$1,041,180

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Assets and Liabilities (concluded)

October 31, 2013	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Net Asset Value
Institutional:
Net assets	$186,724,389	$110,294,716

Shares outstanding, 100 million shares authorized	9,289,797	1,964,973

Net asset value	$20.10	$56.13

Par value	$0.100	$0.100

Investor A:
Net assets	$215,490,360	$236,204,908

Shares outstanding, 100 million shares authorized	11,116,759	4,278,259

Net asset value	$19.38	$55.21

Par value	$0.100	$0.100

Investor B:
Net assets	$1,381,246	$5,008,982

Shares outstanding, 100 million shares authorized	80,337	97,243

Net asset value	$17.19	$51.51

Par value	$0.100	$0.100

Investor C:
Net assets	$119,015,082	$72,047,485

Shares outstanding, 100 million shares authorized	7,147,082	1,430,375

Net asset value	$16.65	$50.37

Par value	$0.100	$0.100

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	19

Statements of Operations

Year Ended October 31, 2013	BlackRock Emerging Market Fund, Inc.	BlackRock Latin America Fund, Inc.

Investment Income
Dividends — unaffiliated	$10,379,049	$14,390,298
Dividends — affiliated	11,158	3,126
Interest	—	1,770
Securities lending — affiliated —net	3,316	40,862
Foreign taxes withheld	(1,038,467)	(1,346,767)
Other income — affiliated	620,341	—

Total income	9,975,397	13,089,289

Expenses
Investment advisory	4,392,882	5,030,326
Service — Investor A	484,949	704,503
Service and distribution — Investor B	18,056	67,058
Service and distribution — Investor C	1,079,560	942,137
Transfer agent — Institutional	197,318	182,419
Transfer agent — Investor A	411,708	469,950
Transfer agent — Investor B	8,573	21,314
Transfer agent — Investor C	338,839	216,354
Custodian	283,109	214,414
Accounting services	103,103	131,030
Professional	89,676	72,233
Registration	60,344	60,747
Printing	43,722	46,924
Officer and Directors	19,981	28,037
Miscellaneous	29,762	28,623

Total expenses	7,561,582	8,216,069
Less fees waived by Manager	(8,140)	(2,562)

Total expenses after fees waived	7,553,442	8,213,507

Net investment income	2,421,955	4,875,782

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(11,969,524)	22,741,976
Foreign currency transactions	(822,904)	(399,093)

	(12,792,428)	22,342,883

Net change in unrealized appreciation/depreciation on:
Investments	32,130,637	(44,543,692)[1]
Foreign currency translations	(55,797)	4,556

	32,074,840	(44,539,136)

Total realized and unrealized gain (loss)	19,282,412	(22,196,253)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,704,367	$(17,320,471)

[1] Including $19,080 unrealized foreign capital gain tax.

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$2,421,955	$4,339,687	$4,875,782	$7,879,333
Net realized gain (loss)	(12,792,428)	(15,383,056)	22,342,883	17,773,200
Net change in unrealized appreciation/depreciation	32,074,840	40,830,513	(44,539,136)	(68,159,086)

Net increase (decrease) in net assets resulting from operations	21,704,367	29,787,144	(17,320,471)	(42,506,553)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(1,775,605)	(655,387)	(2,038,175)	(1,452,355)
Investor A	(2,033,704)	(376,139)	(4,509,297)	(1,922,455)
Investor B	—	—	(34,979)	—
Investor C	(531,671)	(70,513)	(626,313)	—

Decrease in net assets resulting from dividends to shareholders	(4,340,980)	(1,102,039)	(7,208,764)	(3,374,810)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	108,917,234	(5,393,607)	(112,251,829)	(147,736,209)

Net Assets
Total increase (decrease) in net assets	126,280,621	23,291,498	(136,781,064)	(193,617,572)
Beginning of year	396,330,456	373,038,958	560,337,155	753,954,727

End of year	$522,611,077	$396,330,456	$423,556,091	$560,337,155

Undistributed net investment income, end of year	$1,868,157	$3,867,409	$1,738,736	$4,380,620

[1] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	21

Financial Highlights	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Year Ended October 31,
	2013		2012	2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$19.28		$18.23	$20.50	$17.01		$10.17

Net investment income[1]	0.19		0.29	0.27	0.13		0.14
Net realized and unrealized gain (loss)	0.90		0.85	(2.34)[2]	3.47	[2]	6.75	[2]

Net increase (decrease) from investment operations	1.09		1.14	(2.07)	3.60		6.89

Dividends from net investment income[3]	(0.27)		(0.09)	(0.20)	(0.11)		(0.05)

Net asset value, end of year	$20.10		$19.28	$18.23	$20.50		$17.01

Total Investment Return[4]
Based on net asset value	5.67%	[5]	6.37%	(10.21)%	21.28%		68.14%

Ratios to Average Net Assets
Total expenses	1.29%		1.33%	1.28%	1.33%		1.48%

Total expenses after fees waived	1.29%		1.33%	1.28%	1.33%		1.48%

Net investment income	0.95%		1.53%	1.39%	0.71%		1.10%

Supplemental Data
Net assets, end of year (000)	$186,724		$116,883	$127,181	$123,007		$86,173

Portfolio turnover	71%		155%	138%	135%		191%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.51%.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights (continued)	BlackRock Emerging Markets Fund, Inc.

	Investor A
	Year Ended October 31,
	2013		2012	2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$18.61		$17.60	$19.81	$16.45		$9.85

Net investment income[1]	0.13		0.22	0.18	0.07		0.10
Net realized and unrealized gain (loss)	0.86		0.83	(2.24)[2]	3.36	[2]	6.53	[2]

Net increase (decrease) from investment operations	0.99		1.05	(2.06)	3.43		6.63

Dividends from net investment income[3]	(0.22)		(0.04)	(0.15)	(0.07)		(0.03)

Net asset value, end of year	$19.38		$18.61	$17.60	$19.81		$16.45

Total Investment Return[4]
Based on net asset value	5.30%	[5]	6.02%	(10.48)%	20.93%		67.59%

Ratios to Average Net Assets
Total expenses	1.60%		1.67%	1.59%	1.65%		1.83%

Total expenses after fees waived	1.60%		1.67%	1.59%	1.65%		1.83%

Net investment income	0.69%		1.24%	0.93%	0.43%		0.80%

Supplemental Data
Net assets, end of year (000)	$215,490		$174,637	$155,017	$144,976		$111,850

Portfolio turnover	71%		155%	138%	135%		191%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.13%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	23

Financial Highlights (continued)	BlackRock Emerging Markets Fund, Inc.

	Investor B
	Year Ended October 31,
	2013		2012	2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.49		$15.71	$17.70	$14.76		$8.89

Net investment income (loss)[1]	(0.08)		0.04	(0.00)[2]	(0.07)		(0.01)
Net realized and unrealized gain (loss)	0.78		0.74	(1.99)[3]	3.01	[3]	5.88	[3]

Net increase (decrease) from investment operations	0.70		0.78	(1.99)	2.94		5.87

Net asset value, end of year	$17.19		$16.49	$15.71	$17.70		$14.76

Total Investment Return[4]
Based on net asset value	4.25%	[5]	4.96%	(11.24)%	19.92%		66.03%

Ratios to Average Net Assets
Total expenses	2.62%		2.66%	2.45%	2.49%		2.71%

Total expenses after fees waived	2.62%		2.66%	2.45%	2.49%		2.71%

Net investment income (loss)	(0.49)%		0.25%	(0.02)%	(0.45)%		(0.08)%

Supplemental Data
Net assets, end of year (000)	$1,381		$2,251	$3,386	$4,677		$4,809

Portfolio turnover	71%		155%	138%	135%		191%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 4.06%.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights (concluded)	BlackRock Emerging Markets Fund, Inc.

	Investor C
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.02	$15.26	$17.23	$14.38	$8.65

Net investment income (loss)[1]	(0.03)	0.06	0.05	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.74	0.71	(1.98)[2]	2.92 [2]	5.74	[2]

Net increase (decrease) from investment operations	0.71	0.77	(1.93)	2.86	5.73

Dividends from net investment income[3]	(0.08)	(0.01)	(0.04)	(0.01)	—

Net asset value, end of year	$16.65	$16.02	$15.26	$17.23	$14.38

Total Investment Return[4]
Based on net asset value	4.45% [5]	5.07%	(11.21)%	19.90%	66.24%

Ratios to Average Net Assets
Total expenses	2.46%	2.56%	2.37%	2.49%	2.66%

Total expenses after fees waived	2.46%	2.56%	2.37%	2.49%	2.66%

Net investment income (loss)	(0.18)%	0.38%	0.30%	(0.38)%	(0.08)%

Supplemental Data
Net assets, end of year (000)	$119,015	$102,559	$87,455	$38,711	$26,347

Portfolio turnover	71%	155%	138%	135%	191%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 4.27%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	25

Financial Highlights	BlackRock Latin America Fund, Inc.

	Institutional
	Year Ended October 31,
	2013	2012	2011	2010	2009[1]

Per Share Operating Performance
Net asset value, beginning of year	$58.82	$62.80	$75.35	$58.63	$30.53

Net investment income[2]	0.79	0.94	1.31	0.85	0.64
Net realized and unrealized gain (loss)	(2.48)	(4.38)	(12.58)	16.82	27.45

Net increase (decrease) from investment operations	(1.69)	(3.44)	(11.27)	17.67	28.09

Dividends from net investment income[3]	(1.00)	(0.54)	(1.28)	(0.97)	—

Redemption fee	—	—	—	0.02	0.01

Net asset value, end of year	$56.13	$58.82	$62.80	$75.35	$58.63

Total Investment Return[4]
Based on net asset value	(3.01)%	(5.43)%	(15.18)%	30.52%	92.04%

Ratios to Average Net Assets
Total expenses	1.27%	1.32%	1.26%	1.25%	1.35%

Total expenses after fees waived	1.27%	1.32%	1.26%	1.25%	1.35%

Net investment income	1.36%	1.55%	1.89%	1.31%	1.60%

Supplemental Data
Net assets, end of year (000)	$110,295	$125,473	$175,554	$200,980	$114,101

Portfolio turnover	66%	50%	33%	64%	50%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights (continued)	BlackRock Latin America Fund, Inc.

	Investor A
	Year Ended October 31,
	2013	2012	2011	2010	2009[1]

Per Share Operating Performance
Net asset value, beginning of year	$57.90	$61.67	$74.07	$57.73	$30.15

Net investment income[2]	0.61	0.78	1.08	0.65	0.51
Net realized and unrealized gain (loss)	(2.43)	(4.25)	(12.37)	16.54	27.06

Net increase (decrease) from investment operations	(1.82)	(3.47)	(11.29)	17.19	27.57

Dividends from net investment income[3]	(0.87)	(0.30)	(1.11)	(0.88)	—

Redemption fee	—	—	—	0.03	0.01

Net asset value, end of year	$55.21	$57.90	$61.67	$74.07	$57.73

Total Investment Return[4]
Based on net asset value	(3.27)%	(5.60)%	(15.44)%	30.15%	91.48%

Ratios to Average Net Assets
Total expenses	1.53%	1.53%	1.55%	1.53%	1.63%

Total expenses after fees waived	1.53%	1.53%	1.55%	1.53%	1.63%

Net investment income	1.06%	1.32%	1.57%	1.00%	1.26%

Supplemental Data
Net assets, end of year (000)	$236,205	$315,531	$405,903	$616,664	$475,611

Portfolio turnover	66%	50%	33%	64%	50%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	27

Financial Highlights (continued)	BlackRock Latin America Fund, Inc.

	Investor B
	Year Ended October 31,
	2013	2012	2011	2010	2009[1]

Per Share Operating Performance
Net asset value, beginning of year	$53.96	$57.68	$69.31	$54.12	$28.54

Net investment income[2]	0.08	0.24	0.46	0.12	0.15
Net realized and unrealized gain (loss)	(2.28)	(3.96)	(11.59)	15.50	25.42

Net increase (decrease) from investment operations	(2.20)	(3.72)	(11.13)	15.62	25.57

Dividends from net investment income[3]	(0.25)	—	(0.50)	(0.45)	—

Redemption fee	—	—	—	0.02	0.01

Net asset value, end of year	$51.51	$53.96	$57.68	$69.31	$54.12

Total Investment Return[4]
Based on net asset value	(4.12)%	(6.45)%	(16.16)%	29.06%	89.63%

Ratios to Average Net Assets
Total expenses	2.44%	2.41%	2.40%	2.37%	2.62%

Total expenses after fees waived	2.44%	2.41%	2.40%	2.37%	2.62%

Net investment income	0.15%	0.43%	0.71%	0.21%	0.40%

Supplemental Data
Net assets, end of year (000)	$5,009	$7,989	$11,886	$18,660	$18,695

Portfolio turnover	66%	50%	33%	64%	50%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights (concluded)	BlackRock Latin America Fund, Inc.

	Investor C
	Year Ended October 31,
	2013	2012	2011	2010	2009[1]

Per Share Operating Performance
Net asset value, beginning of year	$52.79	$56.39	$67.92	$53.17	$28.01

Net investment income[2]	0.13	0.27	0.51	0.14	0.17
Net realized and unrealized gain (loss)	(2.24)	(3.87)	(11.35)	15.21	24.98

Net increase (decrease) from investment operations	(2.11)	(3.60)	(10.84)	15.35	25.15

Dividends from net investment income[3]	(0.31)	—	(0.69)	(0.62)	—

Redemption fee	—	—	—	0.02	0.01

Net asset value, end of year	$50.37	$52.79	$56.39	$67.92	$53.17

Total Investment Return[4]
Based on net asset value	(4.05)%	(6.38)%	(16.10)%	29.15%	89.82%

Ratios to Average Net Assets
Total expenses	2.35%	2.35%	2.33%	2.32%	2.49%

Total expenses after fees waived	2.35%	2.35%	2.33%	2.32%	2.49%

Net investment income	0.25%	0.49%	0.80%	0.24%	0.46%

Supplemental Data
Net assets, end of year (000)	$72,047	$111,344	$160,612	$217,750	$151,046

Portfolio turnover	66%	50%	33%	64%	50%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	29

Notes to Financial Statements

1. Organization:

BlackRock Emerging Markets Fund, Inc. (“Emerging Markets”) and Black- Rock Latin America Fund, Inc. (“Latin America”) (collectively the “Funds” or individually a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are classified as non-diversified. Each Fund is organized as a Maryland corporation. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation:

Latin America

The Fund’s accompanying consolidated Financial Highlights for the year ended October 31, 2009 include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill Lynch Latin America Fund Chile Ltd. was dissolved.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Funds (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying funds’ net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principals of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market

30	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a

ANNUAL REPORT	OCTOBER 31, 2013	31

Notes to Financial Statements (continued)

nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended October 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Funds may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Funds a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Funds to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Funds the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Funds as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Funds must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Funds since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and

32	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
	Derivative Assets
		Emerging Markets	Latin America
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$36,062	—

	Derivative Liabilities
		Emerging Markets	Latin America
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$92,805	$72

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2013
Net Realized Gain (Loss) From
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions	$(600,598)	$(3,965)

Net Change in Unrealized Appreciation/Depreciation on
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency translations	$(55,270)	$676

For the year ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets	Latin America
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	9	4
Average number of contracts — US dollars sold	10	2
Average US dollar amounts purchased	$3,689,877	$278,585
Average US dollar amounts sold	$8,930,850	$4,457,554

ANNUAL REPORT	OCTOBER 31, 2013	33

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94%
$3 Billion — $5 Billion	0.90%
$5 Billion — $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended October 31, 2013, the amounts waived were as follows:

Emerging Markets	$8,140
Latin America	$2,562

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”). BIM and BIL are both affiliates of the Manager. The Manager pays each sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended October 31, 2013, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Emerging Markets	$4,731
Latin America	$5,376

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

34	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For year ended October 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Emerging Markets	Latin America
Institutional	$2,444	$2,798
Investor A	$12,910	$24,544
Investor B	$469	$1,012
Investor C	$4,651	$5,327

For the year ended October 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Emerging Markets	$63,581
Latin America	$18,991

For the year ended October 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Emerging Markets	$10,180	$1,008	$12,359
Latin America	$1,887	$12,104	$7,461

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended October 31, 2013, BIM received securities lending agent fees related to securities lending activities for the Funds as follows:

Emerging Markets	$1,858
Latin America	$22,002

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17A-7 under the 1940 Act were as follows:

	Purchases	Sales
Latin America	$4,616,089	$148,560

During the year ended October 31, 2013 Emerging Markets Fund received a payment of $620,341 from an affiliate to compensate for foregone securities lending revenue, which is included in Other income-affiliated in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Emerging Markets	$416,675,019	$305,752,558
Latin America	$329,247,904	$444,336,941

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	Emerging Markets	Latin America
Undistributed net investment income	$(80,227)	$(308,902)
Accumulated net realized loss	$80,227	$308,902

ANNUAL REPORT	OCTOBER 31, 2013	35

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

		Emerging Markets	Latin America
Ordinary income	10/31/2013	$4,340,980	$7,208,764
	10/31/2012	1,102,039	3,374,810

Total	10/31/2013	$4,340,980	$7,208,764

	10/31/2012	$1,102,039	$3,374,810

As of October 31, 2013, the tax components of accumulated net earnings were as follows:

	Emerging Markets	Latin America
Undistributed ordinary income	$1,812,114	$2,364,591
Capital loss carryforwards	(40,537,070)	(43,968,643)
Net unrealized gains[1]	68,585,294	71,777,914

Total	$29,860,338	$30,173,862

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of October 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	Emerging Markets	Latin America
2017	$11,598,286	$43,968,643
No expiration date[2]	28,938,784	—

Total	$40,537,070	$43,968,643

[2]	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2013, Latin America utilized $16,322,480 of its capital loss carryforward.

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$454,495,365	$353,948,116

Gross unrealized appreciation	$76,197,351	$88,510,920
Gross unrealized depreciation	(7,613,099)	(16,595,189)

Net unrealized appreciation	$68,584,252	$71,915,731

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended October 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

36	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

As of October 31, 2013, the Funds had the following industry classifications:

Emerging Markets

Industry	Percent of Long-Term Investments
Commercial Banks	18%
Semiconductors & Semiconductor Equipment	12
Oil, Gas & Consumable Fuels	7
Other[1]	63

Latin America

Industry	Percent of Long-Term Investments
Commercial Banks	19%
Oil, Gas & Consumable Fuels	12
Metals & Mining	8
Beverages	6
Media	5
Other[1]	50

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,150,077	$122,941,267	7,072,715	$132,053,424
Shares issued to shareholders in reinvestment of dividends	77,220	1,556,769	22,113	364,406
Shares redeemed	(2,999,809)	(59,561,801)	(8,009,137)	(156,758,283)

Net increase (decrease)	3,227,488	$64,936,235	(914,309)	$(24,340,453)

Investor A
Shares sold and automatic conversion of shares	4,119,849	$77,891,463	2,780,465	$50,377,456
Shares issued to shareholders in reinvestment of dividends	94,238	1,837,677	21,269	339,176
Shares redeemed	(2,483,142)	(46,591,356)	(2,226,121)	(40,490,696)

Net increase	1,730,945	$33,137,784	575,613	$10,225,936

Investor B
Shares sold	9,692	$167,080	25,273	$408,330
Shares redeemed and automatic conversion of shares	(65,906)	(1,121,938)	(104,256)	(1,672,103)

Net decrease	(56,214)	$(954,858)	(78,983)	$(1,263,773)

Investor C
Shares sold	2,198,924	$35,538,826	2,529,536	$39,102,370
Shares issued to shareholders in reinvestment of dividends	29,471	497,463	4,758	65,842
Shares redeemed	(1,481,692)	(24,238,216)	(1,864,861)	(29,183,529)

Net increase	746,703	$11,798,073	669,433	$9,984,683

Total Net Increase (Decrease)	5,648,922	$108,917,234	251,754	$(5,393,607)

ANNUAL REPORT	OCTOBER 31, 2013	37

Notes to Financial Statements (concluded)

	Year Ended October 31, 2013		Year Ended October 31, 2012
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	861,662	$51,479,014	923,394	$57,836,919
Shares issued to shareholders in reinvestment of dividends	28,730	1,750,616	22,927	1,275,571
Shares redeemed	(1,058,585)	(60,843,189)	(1,608,780)	(98,060,968)

Net decrease	(168,193)	$(7,613,559)	(662,459)	$(38,948,478)

Investor A
Shares sold and automatic conversion of shares	678,233	$39,417,651	1,039,359	$63,673,220
Shares issued to shareholders in reinvestment of dividends	67,627	4,062,402	31,367	1,721,015
Shares redeemed	(1,917,286)	(110,112,929)	(2,202,430)	(131,281,751)

Net decrease	(1,171,426)	$(66,632,876)	(1,131,704)	$(65,887,516)

Investor B
Shares sold	1,440	$72,119	2,141	$118,286
Shares issued to shareholders in reinvestment of dividends	590	33,355	—	—
Shares redeemed and automatic conversion of shares	(52,841)	(2,827,069)	(60,135)	(3,370,740)

Net decrease	(50,811)	$(2,721,595)	(57,994)	$(3,252,454)

Investor C
Shares sold	122,368	$6,500,174	187,954	$10,524,845
Shares issued to shareholders in reinvestment of dividends	10,510	580,064	—	—
Shares redeemed	(811,634)	(42,364,037)	(926,885)	(50,172,606)

Net decrease	(678,756)	$(35,283,799)	(738,931)	$(39,647,761)

Total Net Decrease	(2,069,186)	$(112,251,829)	(2,591,088)	$(147,736,209)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	ANNUAL REPORT	OCTOBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. (collectively, the “Funds”), including the schedules of investments of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc., as of October 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended October 31, 2013.

	Payable Date	Emerging Markets	Latin America
Qualified Dividend Income for Individuals[1,2]	12/19/2012	100%	100%
Foreign Source Income[2]	12/19/2012	100%	100%
Foreign Taxes Paid Per Share[3]	12/19/2012	$0.058621	$0.221125

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]	The foreign taxes paid represent taxes incurred by the Funds on income received by the Funds from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT	OCTOBER 31, 2013	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met in person on April 11, 2013 and May 20-22, 2013 to consider the approval of Emerging Markets Fund’s investment advisory agreement (the “Emerging Markets Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval of the separate sub-advisory agreements (the “Emerging Markets Sub-Advisory Agreements”) (i) between the Manager and BlackRock International Limited (“BIL”) and (ii) between the Manager and BlackRock Investment Management, LLC (“BIM,” and together with BIL, the “Sub-Advisors”).

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met in person on April 11, 2013 and May 20-22, 2013 to consider the approval of Latin America Fund’s investment advisory agreement (the “Latin America Advisory Agreement”) with the Manager, its investment advisor. The Board of Directors of Latin America Fund also considered the approval of the separate sub-advisory agreements (the “Latin America Sub-Advisory Agreements”) (i) between the Manager and BIL and (ii) between the Manager and BIM.

Emerging Markets Fund and Latin America Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Emerging Markets Advisory Agreement, the Emerging Markets Sub-Advisory Agreements, the Latin America Advisory Agreement and the Latin America Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity, (a) the Board of Directors of Emerging Markets Fund and the Board of Directors of Latin America Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 11, 2013 are referred to as the “April Meeting” and the meetings held on May 20-22, 2013 are referred to as the “May Meeting.”

Activities and Composition of the Boards

Each Board consists of fourteen individuals, twelve of whom are not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered, with respect to each Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

40	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, (a) the Board of Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund, (ii) the Emerging Markets Sub-Advisory Agreement between the Manager and BIL and (iii) the Emerging Markets Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2014; and (b) the Board of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Latin America Advisory Agreement between the Manager and Latin America Fund, (ii) the Latin America Sub-Advisory Agreement between the Manager and BIL and (iii) the Latin America Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, each Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of its Expense Peers and the Fund’s performance compared to the relevant performance metric as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares and securities lending, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	OCTOBER 31, 2013	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review its methodology. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

The Board of Emerging Markets Fund noted that Emerging Markets Fund ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board of Latin America Fund noted that Latin America Fund ranked in the second quartile for the one-year period reported, and ranked three out of four funds and two out of three funds for the three- and five-year periods reported, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and will continue to monitor the Fund’s performance.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and

42	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreements and to continue to provide the high quality of services that is expected by that Board.

The Boards noted that each Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjusts the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund, (ii) the Emerging Markets Sub-Advisory Agreement between the Manager and BIL and (iii) the Emerging Markets Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2014. The Board of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Latin America Advisory Agreement between the Manager and Latin America Fund, (ii) the Latin America Sub-Advisory Agreement between the Manager and BIL and (iii) the Latin America Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders.

In arriving at a decision to approve the applicable Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this

ANNUAL REPORT	OCTOBER 31, 2013	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the pertinent Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

44	ANNUAL REPORT	OCTOBER 31, 2013

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None

ANNUAL REPORT	OCTOBER 31, 2013	45

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 Funds 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

46	ANNUAL REPORT	OCTOBER 31, 2013

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statements of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Investment Management, LLC Princeton, NJ 08540 BlackRock International Limited Edinburgh, Scotland United Kingdom EH3 8JB	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

ANNUAL REPORT	OCTOBER 31, 2013	47

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

48	ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	OCTOBER 31, 2013	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	ANNUAL REPORT	OCTOBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	OCTOBER 31, 2013	51

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

EMLA-10/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$35,463	$35,200	$0	$0	$13,850	$13,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

2

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$13,850	$13,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date: January 2, 2014

5